EXHIBIT 99.1
                                                                    ------------

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                                 Hughes Communications, Inc.

Address of Joint Filer:                              2250 East Imperial Highway
                                                     El Segundo CA, 90245

Relationship of Joint Filer to Issuer:               10% Owner (1)

Issuer Name and Ticker or Trading Symbol:            PanAmSat Corporation (SPOT)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                                    8/20/2004

Designated Filer:                                    The DIRECTV Group, Inc.

SIGNATURE:

Hughes Communications, Inc.

/s/ Larry D. Hunter
---------------------------------
Name:    Larry D. Hunter
Title:   Senior Vice President
         and General Counsel

August 24, 2004
Date

(1) Hughes Communications Galaxy, Inc. and Hughes Communications Satellite Services, Inc. are wholly-owned subsidiaries of Hughes Communications, Inc. Hughes Communications, Inc. is a wholly-owned subsidiary of Hughes Telecommunications & Space Company, and Hughes Telecommunications & Space Company is a wholly-owned subsidiary of The DIRECTV Group.

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                            Hughes Communications Satellite
                                                Services, Inc.

Address of Joint Filer:                         2250 East Imperial Highway
                                                El Segundo CA, 90245

Relationship of Joint Filer to Issuer:          10% Owner (1)

Issuer Name and Ticker or Trading Symbol:       PanAmSat Corporation (SPOT)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                               8/20/2004

Designated Filer:                               The DIRECTV Group, Inc.

SIGNATURE:

Hughes Communications Satellite Services, Inc.

/s/ Larry D. Hunter
----------------------------------
Name:    Larry D. Hunter
Title:   Senior Vice President
         and General Counsel

August 24, 2004
Date

(1) Hughes Communications Galaxy, Inc. and Hughes Communications Satellite Services, Inc. are wholly-owned subsidiaries of Hughes Communications, Inc. Hughes Communications, Inc. is a wholly-owned subsidiary of Hughes Telecommunications & Space Company, and Hughes Telecommunications & Space Company is a wholly-owned subsidiary of The DIRECTV Group.

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                         Hughes Communications Galaxy, Inc.

Address of Joint Filer:                      2250 East Imperial Highway
                                             El Segundo CA, 90245

Relationship of Joint Filer to Issuer:       10% Owner (1)

Issuer Name and Ticker or Trading Symbol:    PanAmSat Corporation (SPOT)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                            8/20/2004

Designated Filer:                            The DIRECTV Group, Inc.

SIGNATURE:

Hughes Communications Galaxy, Inc.

/s/ Larry D. Hunter
---------------------------------
Name:    Larry D. Hunter
Title:   Senior Vice President
         and General Counsel

August 24, 2004
Date

(1) Hughes Communications Galaxy, Inc. and Hughes Communications Satellite Services, Inc. are wholly-owned subsidiaries of Hughes Communications, Inc. Hughes Communications, Inc. is a wholly-owned subsidiary of Hughes Telecommunications & Space Company, and Hughes Telecommunications & Space Company is a wholly-owned subsidiary of The DIRECTV Group.